SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 1999.

                          OWENS CORNING
      (Exact name of registrant as specified in its charter)


Delaware                              1-3660               34-4323452
(State or other jurisdiction          (Commission       (IRS Employer
of incorporation)                     File Number)      Identification No.)

One Owens Corning Parkway
Toledo, Ohio                                              43659
(Address of principal executive offices)                  (Zip Code)


                          (419) 248-8000
       (Registrant's telephone number, including area code)




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     Item 5.   Other Events.

     Notice   of   Date  of  1999  Annual   Meeting   of
     Stockholders.   Notice  is hereby  given  that  the
     annual meeting of stockholders of the Company for the year 1999 will be held on Thursday, April 22, 1999.

     SIGNATURES

     Pursuant  to  the  requirements of  the  Securities
     Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                      OWENS CORNING
                                      Registrant

                                      By: /s/J. Thurston Roach
                                      J. Thurston Roach
                                      Senior Vice President and
                                      Chief Financial Officer

     Date: February 3, 1999